Supplement dated August 17, 2016
to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI) of the following fund:
Fund	Prospectus and Summary Prospectus Dated	SAI Dated
Columbia Funds Series Trust I
Columbia Global Unconstrained Bond Fund	3/1/2016	8/1/2016
The Board of Trustees of the fund listed above (the Fund) has approved a Plan of Liquidation and Termination (the Plan) pursuant to which the Fund will be liquidated and terminated.
Effective at the open of business on August 15, 2016 (the Closing Date), the Fund was closed to new and existing investors. As of the Closing Date, any applicable contingent deferred sales charges will be waived on redemptions and exchanges out of the Fund.
Under the terms of the Plan, it is anticipated that the Fund will be liquidated on or about August 25, 2016 (the Liquidation Date), at which time the Fund's shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. For federal income tax purposes, the liquidation of the Fund will be treated as a redemption of Fund shares and may cause shareholders to recognize capital gain or loss and pay taxes if the liquidated shares are held in a taxable account. You should consult with your own tax advisor about the particular tax consequences to you of the Fund’s liquidation. Shareholders of the Fund may redeem their investments in the Fund or exchange their Fund shares for shares of another Columbia Fund at any time prior to the Liquidation Date. If the Fund has not received your redemption request or other instructions prior to the Liquidation Date, your shares will be automatically liquidated on the Liquidation Date.
As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the exchange for shares of the Fund. Orders for the exchange for shares of the Fund may, in the Fund’s discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Fund.
In light of the anticipated liquidation, the Fund’s investment manager, Columbia Management Investment Advisers, LLC (the Investment Manager), has departed from the Fund’s stated investment objectives and strategies to reduce the amount of portfolio securities and hold more cash or cash equivalents to liquidate the Fund’s assets in an orderly manner that the Investment Manager believes to be in the best interests of the Fund and its shareholders. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings. Such transaction costs would reduce distributable net capital gains, if any.
The Fund will pay out all distributable net income and net capital gains, if any, prior to the Liquidation Date. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.
Shareholders should retain this Supplement for future reference.
SUP267_10_002_(08/16)